CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Statement of Comprehensive Income [Abstract]
Net loss	$ (38,395)	$ (21,006)
Foreign currency translation loss	(2,279)	(2,439)
Total comprehensive loss	(40,674)	(23,445)
Less: comprehensive income attributable to noncontrolling interest	3,358	45
Comprehensive loss attributable to the Corporation	$ (44,032)	$ (23,490)